UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023

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EBET, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	001-40334	85-3201309
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3960 Howard Hughes Parkway, Las Vegas, NV 89169

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 411-2726

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	EBET	The NASDAQ Stock Market LLC

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 29, 2021, EBET, Inc. (the “Company”) entered a credit agreement (the “Credit Agreement”) with CP BF Lending, LLC (“Lender”), pursuant to which the Lender agreed to make a single loan to the Company of $30,000,000 (the “Loan”). The Loan required the Company to maintain certain minimum liquidity and other financial and other covenants. On April 28, 2023, the Lender provided the Company with a limited waiver of certain of these covenants until May 12, 2023. The Company does not expect to satisfy certain of these covenants prior to May 12, 2023 and is currently in discussions with the Lender on modifying the financial covenants, although there is no assurance that the Company will be successful in making such modifications to the Loan.

Item 8.01	Other Events.

On April 27, 2023, the Company was notified by its gaming platform operator services provider Aspire Global plc (“Aspire”) that the gaming regulatory authority in Germany had sent a letter received by Aspire on April 25, 2023 stating that Aspire would be required to shut down activity of its gaming operations in Germany effective as of 10 days from receipt of said letter until such time as Aspire was otherwise granted a license to operate in Germany. Aspire has informed the Company that it has sought an extension of the requested shutdown deadline and has also sought appropriate legal relief from this request to the fullest extent of the law in Germany including a request for immediate injunctive relief. There is no certainty that Aspire will be successful in receiving an extension of time and/or any form of other relief from this request by the German regulator. If an extension or other form of relief is not granted to Aspire, then in order to meet the pending demand from the German regulator, Aspire will have to shut down its for-cash gaming offerings in Germany by midnight GMT time on May 8, 2023 and as a result the games included on websites owned by the Company that operate in Germany would also be shut down at that time. The Company is evaluating the impact from such shutdown of activities, but believes it would materially impact the Company’s revenues.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBET, INC.

Date: May 3, 2023
By: /s/ Matthew Lourie
Matthew Lourie
Chief Financial Officer

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